Exhibit 99.2

United States Securities and Exchange Commission

450 Fifth Street NW

Washington, DC 50249

Re:	Featherlite, Inc.

File No. 000-24804

Certification pursuant to 18 U.S.C. Section 1350,

as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Ladies and Gentleman:

In connection with the quarterly report of Featherlite, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commission (the “Report”), I, Jeffery A. Mason, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 13, 2003

/S/    JEFFERY A. MASON

Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Featherlite, Inc. and will be retained by Featherlite, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.